Collaboration Revenue	12 Months Ended
Dec. 31, 2021
Revenue from Contract with Customer [Abstract]
Collaboration Revenue
(5)	Collaboration Revenue
In January 2021, the Company entered into a collaboration framework agreement with Toyota Motor Corporation (“Toyota”) with the intention of deploying the Aurora Driver into a fleet of Toyota Sienna vehicles, subject to further agreement of a collaboration projection plan that was signed in August 2021. The Company received $50,000 in cash consideration in April 2021 and expects the remaining $100,000 in 2022.
Revenue is recognized using the input measure of hours expended as a percentage of total estimated hours to complete the project commencing with initial recognition in August 2021 when the project plan was signed.
$32,538 is recognized as a contract asset as of December 31, 2021 as a result of revenue of $82,538 and cash receipts of $50,000.